Soundwatch Hedged Equity ETF Listed on Cboe BZX Exchange, Inc. Trading Symbol: SHDG Summary Prospectus October 18, 2022 www.soundwatchfunds.com
Before you invest, you may want to review the Soundwatch Hedged Equity ETF (the “Fund”) statutory prospectus and statement of additional information (“SAI”), which contain more information about the Fund and its risks. The current statutory prospectus and SAI dated October 18, 2022, are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, SAI, reports to shareholders and other information about the Fund online at www.soundwatchfunds.com. You can also get this information at no cost by calling 888-244-4601 or by sending an e-mail request to support@soundwatch.com.
Investment Objective
The Fund seeks to provide long-term capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example below.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees [1]	0.60%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses [2]	0.06%
Acquired Fund Fees and Expenses [2]	0.03%
Total Annual Fund Operating Expenses [3]	0.69%
Less: Fee Waiver and/or Expense Reimbursement [4]	-0.10%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement [3]	0.59%

1    The management fee of the Soundwatch Hedged Equity Fund (the “Predecessor Fund”), a mutual fund series of Trust for Advised Portfolios (the “Trust”) that was reorganized into the Fund, has been restated to reflect the Fund’s unitary fee.
2    Restated to reflect the Fund’s expected expenses.
3    “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” do not correlate to “Ratio of expenses to average net assets” either “Before fees waived by the Adviser” or “After fees waived by the Adviser” provided in the Financial Highlights, which reflect the operating expenses of the Predecessor Fund, and do not include 0.03% that is attributed to acquired fund fees and expenses.
4    Soundwatch Capital, LLC (the “Adviser”) has contractually agreed to waive 0.10% of its unitary management fee to reduce the unitary management fee to 0.50% (the “Fee Waiver”). The Fee Waiver will remain in effect through at least October 31, 2023, and may be terminated only by the Trust’s Board of Trustees (the “Board”). The Fee Waiver is not subject to recoupment by the Adviser.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Fee Waiver for the first year only). This Example does not include the brokerage commissions that investors may pay on their purchases and sales of shares. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$60	$211	$374	$849
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended October 31, 2021, the portfolio turnover rate of the Predecessor Fund was 2% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in a portfolio of equity securities and investments that have economic characteristics similar to equity securities. These equity securities and investments may include U.S. exchange-listed common stocks, equity index futures, and/or exchange-traded funds (“ETFs”) that track U.S. large-capitalization (“large-cap”) indices, such as the S&P 500® Index. For purposes of this 80% investment policy, the Adviser will consider the underlying holdings of any ETFs in which the Fund invests. The Fund’s investments in derivatives that have economic characteristics similar to equity securities will be valued at mark-to-market for purposes of the 80% policy. On the portfolio, the Fund systematically writes (sells) equity index and/or ETF call options, covered calls, and option spreads to generate additional income. A portion of this income is used to systematically purchase a series of protective equity index and/or ETF put options or put spreads to reduce the negative impact of stock market declines on long-term performance. The Fund’s strategy is an “equity strategy,” which aims to provide better risk-adjusted returns across market cycles compared to an investment in the benchmark index.
The Fund follows a proprietary rules-based BUY, HOLD & HEDGE™ strategy. The strategy systematically selects option strike prices, maturities, and trade dates based upon several measurable market factors. Through the use of options, the Fund intends to reduce the downside risk inherent in equity investments while generating long‑term equity returns in line with the benchmark index. Thus, the Fund seeks to provide an efficient trade-off between risk and reward, where risk is characterized by volatility or fluctuations in value over time, as well as drawdown risk (tail risk). Under certain market conditions, the selling of call options, including covered call options, or option spreads and the purchasing of protective put options or put spreads may also limit the upside returns of the Fund.
The Adviser may perform the following methods of security analysis when making purchase and sales decisions:
•Fundamental analysis –performed on historical and present data, with the goal of making financial forecasts;
•Technical analysis –performed on historical and present data, focusing on price and trade volume, with the goal of forecasting the direction of prices; and
•Cyclical analysis –performed on historical relationships between price and market trends, with the goal of forecasting the direction of prices.

Principal Risks of Investing in the Fund
As with all funds, a shareholder is subject to the risk that their investment could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The principal risks affecting shareholders’ investments in the Fund are set forth below. Each risk summarized below is considered a principal risk of investing in the Fund, regardless of the order in which it appears.
Equity Index Futures Risk. Equity index futures contracts can be used to create or hedge exposure to the markets represented by a stock index. The purchaser of an equity index future buys the right to receive a payment corresponding to any increase in the value of the referenced index as of a specified future date and incurs the obligation to make a payment corresponding to any decrease in the value of the referenced index as of such date.
Equity Securities Risk: The risks that could affect the value of the Fund’s shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value.
ETF Risk. The Fund is an ETF and, as a result of an ETF’s structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent that (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform such functions, shares may trade at a material discount to net asset value (“NAV”), the bid-ask spread could widen, and shares could face trading halts and/or delisting.
◦Cash Redemption Risk. The Fund’s investment strategy may require it to redeem shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to realize a capital gain that it might not have realized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. To the extent that the transaction fees charged for redemptions of creation units is insufficient to cover the Fund’s transaction costs of selling portfolio securities, the Fund’s performance could be negatively impacted.
◦Costs of Buying or Selling Shares. Due to the costs of buying or selling shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV. As with all ETFs, shares may be bought and sold in the secondary market at market prices. As a result, investors in the Fund may pay significantly more or receive significantly less for shares than the Fund’s NAV. In addition, investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Although it is expected that the market price of shares will approximate the Fund’s NAV, there may be times when the market price of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant and the bid-ask spread could widen.

◦Trading. Although shares are listed for trading on the Cboe BZX Exchange, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. In stressed market conditions, the liquidity of shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares. This could lead to the Fund’s shares trading at a price that is higher or lower than the Fund’s NAV.
Implied Volatility Risk. When the Fund sells an option, it gains the amount of the premium it receives, but also incurs a liability representing the value of the option it has sold until the option is either exercised and finishes “in the money,” meaning it has value and can be sold, or the option expires worthless, or the expiration of the option is “rolled,” or extended forward. The value of the options in which the Fund invests is based partly on the volatility used by market participants to price such options (i.e., implied volatility). Accordingly, increases in the implied volatility of such options will cause the value of such options to increase (even if the prices of the options’ underlying stocks do not change), which will result in a corresponding increase in the liabilities of the Fund under such options and thus decrease the Fund’s NAV.
Large-Capitalization Companies Risk. Large-capitalization stocks can perform differently from other segments of the equity market or the equity market as a whole. Large-capitalization companies may be less flexible in evolving markets or unable to implement change as quickly as small-capitalization companies.
Leverage Risk. Certain derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund uses leverage through purchasing derivative instruments, the Fund has the risk of losing more than its original investment. The NAV of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.
Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund. Investment decisions made by the Adviser in implementing these investment strategies may not produce the returns expected by the Adviser, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. The Adviser may be incorrect in its assessment of the pricing discrepancies or prices may not move in the manner anticipated by the Adviser.
Market Risk. The prices of the securities in which the Fund invests may decline for a number of reasons. These reasons may include changing economic circumstances and perceptions about the creditworthiness of individual issuers. Markets are volatile and values of individual securities can decline significantly in value in response to adverse issuer, political, regulatory, market, economic, and other developments that may cause broad changes in market values. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the market generally and on specific securities.
Models and Data Risk. The Adviser relies on its proprietary model (“Models and Data”) in making investment decisions for the Fund. When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential loss.
Options Risk. Options are complex derivatives that involve risks that are not suitable for everyone. Options trading can be speculative in nature and carry substantial risk of loss. Options may be subject to greater fluctuations in value than an investment in the underlying securities. There are significant differences between securities and options that could result in an imperfect correlation between markets, causing a given transaction not to achieve its objectives. Options may also be illiquid and the Fund may have difficulty closing out its position prior to expiration.
◦Protective Put Option Risk. A put option gives the purchaser of the option, upon payment of a premium, the right (but not the obligation) to sell, and the writer of the option, the obligation to buy the underlying security, index, currency or other instrument at a specified exercise price. When the Fund purchases a put option on a security or index, it may lose the entire premium paid if the underlying security or index does not decrease in value.
◦Protective Put Spread Risk. When the Fund purchases a protective put spread on a security or index, it may lose the entire premium paid if the underlying security or index does not decrease in value. The put spread also will not protect the entire loss of the security, but only in the amount equal to the value of the long put options less the value of the short put options.
◦Covered Call Option Risk. A covered call option, upon payment of a premium, gives the purchaser of the option the right (but not the obligation) to buy, and the seller the obligation to sell, the underlying instrument, which the seller owns, at a specified exercise price. By writing covered call options in return for the receipt of premiums, the Fund will give up the opportunity to benefit from potential increases in the value of the underlying securities above the exercise prices of the written options, but will continue to bear the risk of declines in the value of such securities. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying securities over time. If trading is suspended, the Fund may be unable to write options at times that may be desirable or advantageous to the Fund to do so.
◦Call Spread Writing Risk. By writing call spreads (or put spreads) in return for the receipt of premiums, the Fund will give up some of the opportunity to benefit from potential increases (or decreases) in the value of the underlying securities above (or below the exercise prices) of the written options. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying securities over time.
Recent Market Events Risk. Periods of market volatility may occur in response to pandemics, acts of war, or events affecting global markets. These types of events could adversely affect the Fund’s performance. For example, since December 2019, a novel strain of coronavirus (COVID-19) has spread globally, which has resulted in the temporary closure of many corporate offices, retail stores, manufacturing facilities and factories, and other businesses across the world. The extent to which COVID-19 may negatively affect the Fund’s performance or the duration of any potential business disruption is uncertain. Any potential impact on performance will depend to a large extent on future developments and new information that may emerge regarding the duration and severity of COVID-19 and the actions taken by authorities and other entities to contain COVID-19 or treat its impact.
Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia, certain Russian individuals, banking entities and corporations, and Belarus as a response to Russia’s invasion of Ukraine, and may impose sanctions on other countries that provide military or economic support to Russia. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions, including cyber attacks) are impossible to predict, but could result in significant market disruptions, including in certain industries or sectors, such as the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure to Russian issuers or issuers in other countries affected by the invasion.
Tax Risk. The writing of call options by the Fund may significantly reduce or eliminate its ability to make distributions eligible to be treated as qualified dividend income. Covered call options may also be subject to the federal tax rules applicable to straddles under the Internal Revenue Code of 1986 (the “Code”). If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions would not constitute qualified dividend income subject to such favorable income tax treatment. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions.

Underlying ETF Investment Risk. When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses, including its management fees. The risk of owning an ETF generally reflects the risks of owning the underlying securities that the ETF holds as well as the risks associated with the structure and operation of an ETF described above. The Fund also will incur brokerage costs when it purchases ETFs. The shares of an ETF trade on an exchange and may trade below their NAV or at a discount, which may adversely affect the Fund’s performance.
Performance
The following performance information indicates some of the risks of investing in the Fund. The Fund is the successor to the Predecessor Fund, as a result of the reorganization of the Predecessor Fund into the Fund on October 24, 2022 (the “Reorganization”). Prior to the Reorganization, the Fund had not yet commenced operations.
As of the Reorganization, the Fund has adopted the performance history of the Predecessor Fund, which operated as a mutual fund. The Predecessor Fund was also advised by the Adviser and had the same investment objective and substantially similar strategies as the Fund. The bar chart shows the Predecessor Fund’s performance for the calendar years ended December 31. The table illustrates how the Predecessor Fund’s average annual returns for the one-year, five-year and since inception periods compare with those of a broad measure of market performance. The Predecessor Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Updated performance information will be available by calling the Fund toll-free at 888-244-4601 and on the Fund’s website at www.soundwatchfunds.com.
Calendar year ended December 31,
The Predecessor Fund’s year-to-date return as of June 30, 2022 was -13.19%.
During the period of time shown in the bar chart, the Predecessor’s Fund’s highest quarterly return was 12.16% for the quarter ended June 30, 2020, and the lowest quarterly return was -11.57% for the quarter ended March 31, 2020.
Average Annual Total Returns
For the Periods Ended December 31, 2021 for the Predecessor Fund

Institutional Class	1 Year	5 Years	Since Inception November 30, 2016
Return Before Taxes	18.46%	10.79%	10.89%
Return After Taxes on Distributions	18.32%	10.55%	10.62%
Return After Taxes on Distributions and Sale of Fund Shares	11.04%	8.54%	8.62%
CBOE S&P 500 Buy Write Index (BXM) (reflects no deduction for fees, expenses, or taxes)	20.47%	7.84%	7.73%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).  In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
Management
Investment Adviser: Soundwatch Capital, LLC is the Fund’s investment adviser.
Portfolio Managers: Robert Hammer and Jan Bos served as portfolio managers of the Predecessor Fund since its inception in 2016, and they have served as portfolio managers of the Fund since its inception in October 2022.
Purchase and Sale of Fund Shares
Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer at market prices. You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security. The Fund’s shares are listed on the Exchange. The price of the Fund’s shares is based on the market price and, because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). The Fund issues and redeems shares on a continuous basis, at NAV, only in blocks of shares called Creation Units, principally in-kind, and only Authorized Participants (typically, broker-dealers) may purchase or redeem Creation Units. When buying or selling the Fund’s shares on the Exchange, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”).
Because the Fund initially listed its shares for trading on the Exchange after the beginning of the most recently completed fiscal year, the Fund does not have a sufficient trading history to report trading information and related costs. Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be available at www.soundwatchfunds.com.
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income, qualified dividend income or capital gains, unless you invest though a tax-advantaged arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax-advantaged arrangements may be taxed later upon withdrawal of assets from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.